UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 18, 2003



                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                  0-16090                87-0447375
 ----------------------------     -----------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)



   777 Main Street, Suite 1000, Fort Worth, Texas            76102
   ----------------------------------------------          ----------
      (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code:  (817) 348-1600



                                Not Applicable
        (Former name or former address, if changed since last report.)

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

           Exhibit 99.1 Press Release dated November 18, 2003


 Item 9.   Regulation FD Disclosure.

      On November 18, 2003, the Registrant issued a press release announcing the resignation of President, Chief Operating Officer and member of the Board of Directors, Timothy A. Bienek.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.



 Date:  November 18, 2003      By: /s/ Scott K. Billings
                               -------------------------
                               Scott K. Billings, Its Chief Financial Officer